Fees Summary	Dec. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 25,722,733.84
Previously Paid Amount	0.00
Total Fee Amount	3,552.31
Total Offset Amount	0.00
Net Fee	$ 3,552.31